                                                                    Exhibit 32.2
                                                          (Furnished, Not Filed)



                                  CERTIFICATION



         I, Albert A. Canosa, Chief Executive Officer of Raytech Corporation (the "Company"), pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, do hereby certify as follows:

         1. The quarterly report on Form 10-Q of the Company for the period ended June 29, 2003 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         2. The information contained in such Form 10-Q fairly presents, in accordance with United States generally accepted accounting principles, in all material respects, the financial condition and results of operations of the Company.

         IN WITNESS WHEREOF, I have executed this Certification this 13th day of August, 2003.

                                            /s/ALBERT A. CANOSA
                                            ------------------------------------
                                            Albert A. Canosa
                                            President and
                                            Chief Executive Officer